UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22712

Premier Multi-Series VIT

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York 10019

(Address of principal executive offices) (Zip code)

Scott Whisten

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3367

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

ITEM 1.	REPORT TO SHAREHOLDERS

Premier Multi-Series VIT

RCM Dynamic Multi-Asset Plus VIT Portfolio

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Portfolio’s website (us.allianzgi.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at us.allianzgi.com/edelivery.

If you prefer to receive paper copies of your shareholder reports after January 1, 2021, direct investors may inform the Portfolio at any time. If you invest through a financial intermediary, you should contact your financial intermediary directly to request that you continue to receive paper copies of your shareholder reports. Paper copies are provided free of charge and your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Portfolio or all funds held in your account if you invest through your financial intermediary.

2 – 3	Letter from the President

4 – 6	Portfolio Summary

7 – 8	Important Information

9 – 11	Schedule of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statement of Changes in Net Assets

15	Financial Highlights

16 – 24	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Changes to the Board of Trustees and Officers/Tax Information

27 – 29	Privacy Policy

30 – 32	Board of Trustees and Officers

Letter from the President

Thomas J. Fuccillo President & CEO

Dear Shareholder,

The U.S. economic expansion continued at a solid pace during the 12-month fiscal reporting period ended December 31, 2018. In contrast, economic growth overseas moderated. Due to a sharp decline in the fourth quarter of 2018, both U.S. and international equities generated weak results. The overall U.S. bond market was relatively flat during the reporting period.

12 Months in Review

For the 12-month reporting period ended December 31, 2018, the RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”) returned -6.28%, underperforming the -5.16% return for its blended benchmark index.

Turning to the U.S. economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 2.0% annualized pace during the first quarter of 2018. In the second quarter of 2018, GDP accelerated to an annual pace of 4.2% — the best reading since the third quarter of 2014. GDP grew at an annual pace of 3.4% during the third quarter of 2018. The Commerce Department’s initial reading for the fourth quarter of 2018 — released after the reporting period had ended — showed that GDP grew at an annual pace of 2.6%.

After raising interest rates three times in 2017, the U.S. Federal Reserve (the “Fed”) again raised rates at its meetings in March, June, September and December of 2018. The last hike pushed the federal funds rate to a range between 2.25% and 2.50%. The Fed currently anticipates making two additional rate hikes in 2019, but this may change based on incoming economic data.

Economic growth outside the U.S. decelerated during the reporting period. Unlike the Fed, the European Central Bank (“ECB”) and the Bank of Japan largely maintained their accommodative monetary policies. While the ECB concluded its bond buying program at the end of the 2018, it stated that it does not anticipate raising interest rates “at least through the summer of 2019.” Elsewhere, in August 2018, the Bank of England raised rates from 0.50% to 0.75%, but then remained on hold through the remainder of the year.

Outlook

In our view, higher interest rates in the U.S. — and less quantitative easing from the Fed and ECB — will likely reduce liquidity and create higher market volatility for investors in 2019. Because navigating the markets successfully may take greater skill, we believe investors should consider actively selecting where to invest, rather than passively accept market returns — understanding there is no guarantee that any type of strategy will outperform its relevant benchmark or the broader market.

In our opinion, the global economy — which has been doing fairly well — is likely to become even less synchronized and more fragmented. This could continue a trend that began in earnest in 2018, as market returns turned negative. We believe that trade tensions and political uncertainty may be primary drags on performance, while high oil prices and tight labor markets in the U.S., UK, Germany and Japan could heighten fears of rising rates and inflation.

In recent years, investors have been able to follow the herd as markets have risen, but we feel that continuing that approach now could destroy value rather than create it. As we enter into a period of lower cross-asset correlations, higher volatility and lower returns — particularly for equities — active asset allocation and active security selection is likely to become increasingly important, in our opinion.

On behalf of Allianz Global Investors U.S. LLC, the Portfolio’s investment manager, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo

President & CEO

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Unaudited

RCM Dynamic Multi-Asset Plus VIT Portfolio

For the period of January 1, 2018 through December 31, 2018, as provided by the Multi-Asset US Group.

Portfolio Insights

For the twelve-month period ended December 31, 2018, the RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”) returned -6.28%, underperforming the 35% S&P 500 Index/20% MSCI EAFE Index/5% MSCI EM Index/ 25% Bloomberg Barclays U.S. Aggregate Government Bond Index/10% Bloomberg Barclays U.S. Corporate Bond Index/ 5% JPM EMBI+ Index (the “benchmark”), which returned -5.16%.

Market Overview

The year 2018 was a tale of two regimes. January enjoyed the strongest start for global equity markets in at least three decades, fueled by a combination of synchronized economic and profit growth with an accommodative fiscal and monetary policy backdrop. Risk assets, both credit and equities, for the most part, remained strong from January to October, with U.S. equities up more than 10% and global equities up nearly 4% through the end of the third quarter.

The regime shift that occurred during the final quarter of 2018 resulted in general underperformance of risk assets and a return to volatility across asset classes. Beginning in October, a combination of the fear of (1) central bank policy error and (2) a slowdown in global growth against a backdrop of geopolitical uncertainty had negative implications for equity markets and dragged down commodities, real estate investment trusts (“REITs”) and other alternative assets.

Market conditions were affected by tightening financial conditions, which are a necessary consequence of the reversal of Quantitative Easing (“QE”) around the world and the synchronization of central banks’ balance sheet reductions. The Bank of Japan (“BOJ”) has stopped increasing its balance sheet and European Central Bank (“ECB”) liquidity growth turned negative. In late 2018, the combined monthly asset purchases of the U.S. Federal Reserve (“Fed”), ECB and BOJ fell to zero from roughly $100 billion a year ago and turned negative by the end of the fourth quarter.

Against this backdrop, nearly every major developed equity market posted negative returns for the year. 2018 also marked an evident shift in the volatility regime, as evidenced by 20 daily price moves of 2% or more in U.S. equities in contrast to zero such moves in the previous year. From a multi-asset perspective, the selloff was broad-based with commodities down more than 11% and both Emerging Market Bonds (in both USD and local currency) and U.S. REITs down more than 4% for the year. One exception was U.S. Treasuries, which had positive, albeit modest returns for the year.

Portfolio Review

The Portfolio benefited in the first three quarters of the year from the continued and surprising robustness of the global economy, which buoyed most risk assets higher despite the looming trade war between the U.S. and China that always seemed to be on the horizon. Our confidence in the superior growth prospects of the domestic economy relative to Europe, and the concomitant necessity for higher interest rates, kept us mostly overweight U.S. risk assets and underweight U.S. Treasuries, which comprised the vast majority of the outperformance (during which U.S. equities outperformed EAFE equities by over 18%).

However, by the fourth quarter of the year, the rapid slowing of global growth expectations began to take their toll on investor sentiment and risk tolerance, with market correlations breaking down and stocks experiencing some of the highest levels of sustained volatility seen since 2016. During the fourth quarter, the market began to fear that even the strong U.S. economy might tip into recession and that the Fedwould be slow to counteract tightening financial conditions. As a result, our overweight to U.S. stocks versus EAFE and EM underperformed and reversed the majority of the year’s gains, though we were able to raise cash levels significantly which served to mitigate the effects of rising market volatility. We ended the year similarly defensively positioned in equities and with a bias towards shorter durations in fixed income given the relative lack of geopolitical clarity and reflecting our expectation of slower earnings growth for the upcoming year.

Outlook

Going forward, we expect the tighter financial conditions to persist as global central banks’ synchronized balance sheet reductions have culminated in the end of monthly central bank asset purchases. Beyond monetary tightening, we see particular risks in each region contributing to a weaker growth and policy mix in the next 12 months. In the U.S., we believe that the government shutdown that began in December is likely to impact first quarter employment and consumption, likely contributing to both tempered growth expectations and increased volatility in the markets. Additionally, we expect the transition to a Democrat-led House of Representatives to contribute to weaker visibility for fiscal and regulatory policy in 2019, which will have negative feedback loops for business sentiment. Nevertheless, we think consensus expectations of a recession in 2019 are overblown. In Europe, weak export growth in certain economies and deterioration in manufacturing output have already led to downward revisions for 2019 growth projections. In the UK, the Brexit outcome remains uncertain and the March 2019 deadline looks nearly impossible to be met. Expectations for emerging markets are more optimistic especially if commodity prices continue to rebound and in light of more breathing room for central banks related to relatively weaker growth in developed markets. Of course, the overriding concern for such central banks is Fed policy and it remains to be seen how the Fed will follow through on its pledge to be data-dependent should growth weaken considerably.

Unaudited

RCM Dynamic Multi-Asset Plus VIT Portfolio (cont’d)

Average Annual Total Return for the period ended December 31, 2018

	1 Year	Since Inception†
RCM Dynamic Multi-Asset Plus VIT Portfolio	-6.28%	0.89%
MSCI AC World Index††	-9.42%	2.85%
35% S&P 500/20% MSCI EAFE/5% MSCI EM/25% Bloomberg Barclays US Agg Gov’t/10% Bloomberg Barclays US Corp./5% JPM EMBI+ Index††	-5.16%	3.02%
Lipper (VIP) Mixed-Asset Target Allocation Moderate Funds Average	-5.45%	2.17%

†	The Portfolio began operations on 4/27/15. Benchmark return comparisons began on the portfolio inception date. Lipper performance comparisons began on 4/30/15.
††

The Bloomberg Barclays US Aggregate Government Bond Index includes treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of US Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the US Government).

The Bloomberg Barclays US Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by US and non-US industrial, utility and financial issuers. The index is a component of the US Aggregate Credit Index.

The JPMorgan Emerging Markets Bond Index Plus (“EMBI+”) tracks total returns for US dollar-denominated debt instruments of the emerging markets: Brady bonds, loans, Eurobonds.

The MSCI All Country World Index (“MSCI ACWI”) captures large and mid cap representation across 23 developed markets and 24 emerging markets countries. The index covers approximately 85% of the global investable equity opportunity set. Performance data shown for the index is net of dividend tax withholding.

The MSCI EAFE Index (Europe, Australasia, Far East) is an equity index which captures large and mid cap representation across the developed markets countries around the world, excluding the US and Canada. The index is comprehensive, covering approximately 85% of the free float-adjusted market capitalization in each country. Performance data shown for the index is calculated net of dividend tax withholding.

The MSCI Emerging Markets Index captures large and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Performance data shown for the index is calculated net of dividend tax withholding.

The Standard & Poor’s 500 Index (“S&P 500”) is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. The Portfolio’s gross expense ratio is 1.85%. This ratio does not include an expense reduction, contractually guaranteed through April 30, 2019. The Portfolio’s expense ratio net of this reduction is 1.20%. Expense ratio information is as of the Portfolio’s current prospectus dated May 1, 2018. Portfolio performance figures reflect any fee waivers and/or expense reductions by the Portfolio’s investment manager, if applicable. Portfolio performance results shown above are net of all Portfolio operating expenses, but do not reflect the deduction of insurance product charges and assumes that all dividends and capital gain distributions, if any, were reinvested.

Cumulative Returns Through December 31, 2018	Asset Allocation (as of December 31, 2018)
	Exchange-Traded Funds	63.8%
	U.S. Treasury Obligations	26.6%
	Cash & Equivalents — Net	9.6%

Unaudited

RCM Dynamic Multi-Asset Plus VIT Portfolio (cont’d)

Shareholder Expense Example

	Beginning Account Value (7/1/18)	Ending Account Value (12/31/18)	Expenses Paid During Period
Actual Performance	$1,000.00	$950.50	$5.65
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,019.46	$5.80

Expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio of 1.14%, multiplied by the average account value over the period, multiplied by 184/365. These expenses do not include the expenses of the investment companies in which the Portfolio invests, which are indirectly borne by the Portfolio shareholders.

Unaudited

Important Information

The RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”) currently offers one share class. Shares of the Portfolio currently are available to be purchased by segregated asset accounts that fund variable annuity contracts and variable life insurance policies issued by Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, or other affiliated or unaffiliated insurance companies. To the extent permitted by applicable law, shares of the Portfolio also are available to be purchased by insurance dedicated fund-of-funds vehicles managed by Allianz Investment Management LLC, an affiliate of Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”).

The Lipper Averages are calculated by Lipper, Inc. (“Lipper”). They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns chart for the Portfolio assumes the initial investment was made on the first day of the Portfolio’s initial fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the Portfolio’s inception date.

“Cash & Equivalents—Net” in the Allocation Summary is comprised of cash, repurchase agreements, U.S. Treasury Bills and other assets less liabilities, including net unrealized appreciation (depreciation) on futures contracts

The following disclosure provides important information regarding the Portfolio’s Shareholder Expense Example, which appears on the Portfolio Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for the Portfolio.

Shareholder Expense Example

Shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through December 31, 2018.

Actual Expenses

The information in the table for “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table for “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information for “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Unaudited

Important Information (cont’d)

Proxy Voting

The Portfolio’s Investment Manager has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Premier Multi-Series VIT (the “Trust”) as the policies and procedures that the Investment Manager will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that the Investment Manager may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2018, are available without charge, upon request, by calling 1-800-498-5413, on the Allianz Global Investors Distributors website at us.allianzgi.com and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Form N-Q

The Trust files its complete schedule of the Portfolio’s holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-498-5413. Effective for periods ending from and after March 31, 2019, this information will no longer be filed on Form N-Q and instead will be filed on Form N-PORT.

Schedule of Investments

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2018

Shares		Value
EXCHANGE-TRADED FUNDS - 63.8%

84,836	iShares Core MSCI EAFE	$4,665,980
33,595	iShares Core S&P 500	8,452,838
9,465	iShares iBoxx $ High Yield Corporate Bond	767,612
11,793	iShares iBoxx $ Investment Grade Corporate Bond	1,330,486
5,576	iShares JPMorgan USD Emerging Markets Bond	579,402
6,000	iShares TIPS Bond	657,060

Total Exchange-Traded Funds (cost-$17,723,032)		16,453,378

Principal
Amount
(000s)
U.S. TREASURY OBLIGATIONS - 26.6%
	U.S. Treasury Bonds,
$675	3.00%, 11/15/44	674,104
350	4.375%, 5/15/41	431,020
550	5.375%, 2/15/31	699,359
	U.S. Treasury Notes,
350	1.00%, 6/30/19	347,457
800	1.125%, 3/31/20	785,938
950	2.00%, 5/31/21	939,609
1,450	2.00%, 10/31/22	1,424,398
1,075	2.25%, 11/15/25	1,051,652
500	2.75%, 2/15/28	502,774

Total U.S. Treasury Obligations (cost-$6,913,383)		6,856,311

SHORT-TERM INVESTMENTS - 8.0%
Repurchase Agreements - 4.1%
1,051	State Street Bank and Trust Co., dated 12/31/18, 0.50%, due 1/2/19, proceeds $1,051,029; collateralized by U.S. Treasury Inflation Indexed Notes, 0.125%, due 7/15/26, valued at $1,072,959 including accrued interest (cost-$1,051,000)	1,051,000

U.S. Treasury Obligations (a)- 3.9%
	U.S. Treasury Bills,
500	2.065%, 2/28/19	498,390
500	2.105%, 3/28/19	497,172

Total U.S. Treasury Obligations (cost-$995,959)		995,562

Total Short-Term Investments (cost-$2,046,959)		2,046,562

Total Investments (cost-$26,683,374)-98.4%		25,356,251

Other assets less liabilities (b)-1.6%		416,777

Net Assets-100.0%		$25,773,028

See accompanying Notes to Financial Statements

Schedule of Investments

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2018(continued)

Notes to Schedule of Investments:

(a)	Rates reflect the effective yields at purchase date.

(b)	Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at December 31, 2018:

						Market	Unrealized
		Expiration	Notional Amount			Value	Appreciation
Type	Contracts	Date	(000s)			(000s)	(Depreciation)
Long position contracts:
Mini MSCI Emerging Markets Index	5	3/15/19		$—	(d)	$242	$(1,762)

							$(1,762)

Short position contracts:
2-Year U.S. Treasury Note	(12)	3/29/19		$(2,400)		$(2,548)	$(17,458)
5-Year U.S. Treasury Note	(6)	3/29/19		(600)		(688)	(11,776)
10-Year U.S. Treasury Note	(3)	3/20/19		(300)		(366)	(9,076)
10-Year U.S. Ultra Treasury Bond	(2)	3/20/19		(200)		(260)	(8,410)
E-mini S&P 500 Index	(5)	3/15/19		(—	)(d)	(626)	15,814
Euro STOXX 50 Index	(38)	3/15/19	EUR	(—	)(d)	(1,295)	25,194
MSCI EAFE Index	(12)	3/15/19			$(1)	(1,030)	14,073
TOPIX Index	(4)	3/7/19	JPY	(40)		(545)	25,712
U.S. Ultra Treasury Bond	(3)	3/20/19		$(300)		(482)	(25,435)

							$8,638

							$6,876

(c)	At December 31, 2018, the Portfolio pledged $520,337 in cash as collateral for futures contracts.

(d)	Notional amount rounds to less than 500.

(e)	Fair Value Measurements- See Note 1(b) in the Notes to Financial Statements.

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/18
Investments in Securities - Assets
Exchange-Traded Funds	$16,453,378	—	—	$16,453,378
U.S. Treasury Obligations	—	$7,851,873	—	7,851,873
Repurchase Agreements	—	1,051,000	—	1,051,000

	16,453,378	8,902,873	—	25,356,251

Other Financial Instruments* – Assets
Market Price	80,793	—	—	80,793

Other Financial Instruments* – Liabilities
Interest Rate Contracts	(72,155)	—	—	(72,155)
Market Price	(1,762)	—	—	(1,762)

	(73,917)	—	—	(73,917)

Totals	$16,460,254	$8,902,873	—	$25,363,127

*	Other financial instruments are derivatives, such as futures contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

See accompanying Notes to Financial Statements

10

Schedule of Investments

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2018(continued)

(f)	The following is a summary of the Portfolio’s derivatives categorized by risk exposure.

The effect of derivatives on the Statement of Assets and Liabilities at December 31, 2018:

Location	Market Price	Interest Rate Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$80,793	—	$80,793

Liability derivatives:
Unrealized depreciation on futures contracts*	$(1,762)	$(72,155)	$(73,917)

*

Included in net unrealized appreciation of $6,876 on futures contracts as reported in Note (b) of the Notes to Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivatives on the Statement of Operations for the year ended December 31, 2018:

Location	Market Price	Interest Rate Contracts	Total
Net realized gain on:
Futures contracts	$18,036	$58,144	$76,180

Net change in unrealized appreciation/depreciation of:
Futures contracts	$(49,392)	$(62,248)	$(111,640)

The average volume (based on the open positions at each month-end) of derivative activity during year ended December 31, 2018:

Futures Contracts(1)
Long	Short
43	46

(1)	Number of contracts.

Glossary:

EAFE - Europe, Australasia and Far East

EUR - Euro

JPY - Japanese Yen

MSCI - Morgan Stanley Capital International

TIPS - Treasury Inflation Protected Securities

TOPIX - Tokyo Stock Price Index

See accompanying Notes to Financial Statements

11

Statement of Assets and Liabilities

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2018

Assets:
Investments, at value (cost - $26,683,374)	$25,356,251

Cash	992

Deposits with brokers for derivatives collateral	520,337

Receivable from Investment Manager	58,720

Dividends and Interest receivable	43,906

Investments in Affiliated Funds - Trustees Deferred Compensation Plan (see Note 5)	3,387

Prepaid expenses	2,917

Total Assets	25,986,510

Liabilities:
Payable for variation margin on futures contracts	13,067

Servicing fees payable	5,160

Payable for Portfolio shares redeemed	3,859

Trustees Deferred Compensation Plan payable (see Note 5)	3,387

Accrued expenses	188,009

Total Liabilities	213,482

Net Assets	$25,773,028

Net Assets Consist of:
Paid-in-capital	27,182,412

Total distributable earnings	(1,409,384)

Net Assets	$25,773,028

Shares Issued and Outstanding	2,800,501

Net Asset Value and Redemption Price Per Share	$9.20

See accompanying Notes to Financial Statements

12

Statement of Operations

RCM Dynamic Multi-Asset Plus VIT Portfolio

Year ended December 31, 2018

Investment Income:
Dividends	$483,160

Interest	181,436

Miscellaneous	10

Total Investment Income	664,606

Expenses:
Investment management	183,200

Legal	124,541

Servicing	65,429

Audit and tax services	45,159

Custodian and accounting agent	34,001

Shareholder communications	29,632

Transfer agent	11,763

Insurance	5,214

Trustees	3,157

Line of credit commitment	475

Miscellaneous	1,988

Total Expenses	504,559

Less: Fee Waiver/Reimbursement from Investment Manager	(205,729)

Net Expenses	298,830

Net Investment Income	365,776

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	215,161

Futures contracts	76,180

Foreign currency transactions	(4,569)

Net change in unrealized appreciation/depreciation of:
Investments	(2,199,836)

Futures contracts	(111,640)

Foreign currency transactions	196

Net realized and change in unrealized loss	(2,024,508)

Net Decrease in Net Assets Resulting from Investment Operations	$(1,658,732)

See accompanying Notes to Financial Statements

13

Statement of Changes in Net Assets

RCM Dynamic Multi-Asset Plus VIT Portfolio

	Year ended December 31, 2018	Year ended December 31, 2017
Investment Operations:
Net investment income	$365,776	$221,130

Net realized gain	286,772	1,889,472

Net change in unrealized appreciation/depreciation	(2,311,280)	1,192,753

Net increase (decrease) in net assets resulting from investment operations	(1,658,732)	3,303,355

Dividends and Distributions to Shareholders from:
Net investment income	—	(308,623)

Net realized gains	—	(1,462,750)

Total distributions paid*	(703,659)	—

Total dividends and distributions to shareholders	(703,659)	(1,771,373)

Portfolio Share Transactions:
Net proceeds from the sale of shares	14,276,751	13,106,050

Reinvestment of dividends and distributions	703,659	1,771,373

Cost of shares redeemed	(9,255,744)	(19,273,995)

Net increase (decrease) from Portfolio share transactions	5,724,666	(4,396,572)

Total increase (decrease) in net assets	3,362,275	(2,864,590)

Net Assets:
Beginning of year	22,410,753	25,275,343

End of year**	$25,773,028	$22,410,753

Shares Issued and Redeemed:
Issued	1,424,664	1,265,546

Issued in reinvestment of dividends and distributions	75,890	175,375

Redeemed	(921,401)	(1,870,108)

Net increase (decrease)	579,153	(429,187)

*

Distributions from net investment income and net realized capital gains are combined for the year ended December 31, 2018. See Note 1 in the Notes to Financial Statements for more information regarding new accounting pronouncements. The dividends and distributions to shareholders for the year ended December 31, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of year includes dividends in excess of net investment income of $(35,993) as of December 31, 2017.

See accompanying Notes to Financial Statements

14

Financial Highlights

RCM Dynamic Multi-Asset Plus VIT Portfolio

For a share outstanding throughout each period:^

				Period from
				April 27, 2015*
	Year ended			through
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2016	2015
Net asset value, beginning of period	$10.09	$9.54	$9.30	$10.00

Investment Operations:
Net investment income (loss)	0.14	0.10	0.02	(0.01)

Net realized and change in unrealized gain (loss)	(0.77)	1.32	0.27	(0.69)

Total from investment operations	(0.63)	1.42	0.29	(0.70)

Dividends and Distributions to Shareholders from:
Net investment income	(0.14)	(0.15)	(0.05)	—

Net realized gains	(0.12)	(0.72)	—	—

Total dividends and distributions to shareholders	(0.26)	(0.87)	(0.05)	—

Net asset value, end of period	$9.20	$10.09	$9.54	$9.30

Total Return(1)	(6.28)%	14.90%	3.15%	(7.00)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$25,773	$22,411	$25,275	$20,287

Ratio of expenses to average net assets with fee waiver/reimbursement(2)	1.14%	1.11%	1.11%	1.15	%(3)(4)

Ratio of expenses to average net assets without fee waiver/reimbursement(2)	1.93%	1.76%	1.74%	2.17	%(3)(4)

Ratio of net investment income (loss) to average net assets(2)	1.40%	0.95%	0.25%	(0.23	)%(3)(4)

Portfolio turnover rate	49%	91%	72%	58%

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(1)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return includes the effect of any fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(2)	Does not include expenses of the investment companies in which the Portfolio invests.
(3)	Annualized, unless otherwise noted.
(4)	Certain expenses incurred by the Portfolio were not annualized.

See accompanying Notes to Financial Statements

15

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2018

1. Organization and Significant Accounting Policies

Premier Multi-Series VIT (the “Trust”) was organized as a Massachusetts business trust on May 30, 2012. As of December 31, 2018, the Trust consisted of one investment series. On April 20, 2018, the NFJ Dividend Value Portfolio liquidated as a series of the Trust. These financial statements pertain to the RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”). Prior to commencing operations on April 27, 2015, the Portfolio had no operations other than matters relating to its organization and registration as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”) serves as the Portfolio’s investment manager and is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”). The Portfolio currently offers one share class. Shares of the Portfolio currently are available to be purchased by segregated asset accounts (“Separate Accounts”) that fund variable annuity contracts and variable life insurance policies both issued by Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (together, “Allianz Life”), or other affiliated or unaffiliated insurance companies. To the extent permitted by applicable law, shares of the Portfolio also are available to be purchased by insurance dedicated fund-of-funds vehicles managed by Allianz Investment Management LLC, an affiliate of the Investment Manager. AAM and Allianz Life are indirect, wholly-owned subsidiaries of Allianz SE, a publicly-traded European insurance and financial services company. The Trust may issue an unlimited number of shares of beneficial interest with $0.00001 par value.

The Portfolio’s objective is to seek long term capital appreciation. There can be no assurance that the Portfolio will meet its stated objective.

The preparation of the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Portfolio’s management to make estimates and assumptions that affect the reported amounts and disclosures in the Portfolio’s financial statements. Actual results could differ from those estimates.

Like many other companies, the Trust’s organizational documents provide that its officers (“Officers”) and the Board of Trustees of the Portfolio (the “Board” or the “Trustees”) are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

The following is a summary of significant accounting policies consistently followed by the Portfolio:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. The Portfolio’s investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the price determined by the relevant exchange.

The Board has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2018 (continued)

Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Trust’s Valuation Committee may be selected or the Trust’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures adopted by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Trust’s Valuation Committee.

Short-term investments by the Portfolio having a remaining maturity of 60 days or less will be valued at amortized cost unless the Board of Trustees or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Portfolio may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Portfolio to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Portfolio’s financial statements. The Portfolio’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m., Eastern Time) on the NYSE on each day the NYSE is open for business. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Portfolio has the ability to access

•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or the Trust’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Portfolio to measure fair value during the year ended December 31, 2018 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolio generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2018 (continued)

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Dividend income is recorded on the ex-dividend date. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statement of Operations. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes

The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Portfolio may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken. The Portfolio’s U.S. federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders

The Portfolio declares dividends from net investment income and distributions from net realized capital gains, if any, at least annually. The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their U.S. federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for U.S. federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation

The Portfolio’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Portfolio’s Statement of Operations.

The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Repurchase Agreements

The Portfolio is party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements include provisions for the initiation of repurchase transactions, income payments, events of default, and maintenance of collateral.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2018 (continued)

The Portfolio enters into transactions, under the Master Repo Agreements, with its custodian bank or securities brokerage firms whereby it purchases securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Portfolio, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e. the securities received by the Portfolio), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Portfolio until the maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolio require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited. The gross values are included in the Portfolio’s Schedule of Investments. As of December 31, 2018, the value of the related collateral exceeded the value of the repurchase agreements.

(h) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(i) Exchange-Traded Funds

The Portfolio may invest in exchange-traded-funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

(j) New Accounting Pronouncements

In March 2017, the FASB Accounting Standards Update (“ASU”) 2017-08 changed the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The current financial statements have been modified accordingly, as applicable.

In August 2018, the FASB issued ASU 2018-13 which changes the fair value measurement disclosure requirements for investment companies. The ASU 2018-13 is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management has reviewed ASU 2018-13 and resolved to adopt immediately certain aspects of the ASU related to the removal and modification of certain fair measurement disclosures.

On October 17, 2018, the Securities and Exchange Commission (“SEC”) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Portfolio’s financial statements for the year ended December 31, 2018. The distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have not been reclassified to conform to the current year presentation.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2018 (continued)

2. Principal Risks

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Portfolio is also exposed to other risks such as, but not limited to, interest rate, foreign currency and credit risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to an increase in interest rates or an issuer’s deterioration and/or default. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money as a result of movements in interest rates. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

The Portfolio is exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Portfolio directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the returns of the Portfolio. The local emerging market currencies in which the Portfolio may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Portfolio is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Portfolio to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Portfolio. Even when markets perform well, there is no assurance that the investments held by the Portfolio will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2018 (continued)

The Portfolio is exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss to the Portfolio could exceed the value of the financial assets recorded in the Portfolio’s financial statements. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Portfolio’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Investments in repurchase agreements involve special risks. Repurchase agreements may result in losses if the collateral associated with such positions is insufficient in the event of a counterparty default or similar scenario. Repurchase agreement positions may also be illiquid.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3. Underlying Funds Risk

The Portfolio may, at any time, invest in affiliated and unaffiliated funds (which may include certain affiliated mutual funds and ETFs sponsored by AAM or its subsidiaries (the “Affiliated Underlying Funds”) and ETFs, mutual funds and pooled investment vehicles other than the Affiliated Underlying Funds (collectively, with the Affiliated Underlying Funds, “Underlying Funds”)). Accordingly, the investment performance of the Portfolio depends upon a favorable allocation among the Underlying Funds as well as the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. The risks associated with investing in the Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Funds.

Investing in the Underlying Funds involves certain additional expenses and tax results that would not be present in a direct investment in individual securities or other instruments. The Portfolio’s NAV will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Fund will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Fund, which will vary. The Portfolio may invest in other investment companies during periods when it has large amounts of uninvested cash, during periods when there is a shortage of attractive securities available in the market, or when the Investment Manager believes share prices of other investment companies offer attractive values. To the extent that the Portfolio invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund.

4. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Portfolio at times use derivatives for hedging purposes, the Portfolio reflect derivatives at fair value and recognize changes in fair value through the Portfolio’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

Futures Contracts. The Portfolio uses futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, The Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Portfolio agrees to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2018 (continued)

were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

5. Investment Manager/Distributor Fees & Deferred Compensation

AllianzGI U.S. serves as an investment manager to the Portfolio pursuant to an Investment Management Agreement (the “Agreement”) between AllianzGI U.S. and the Trust. Subject to the supervision of the Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Portfolio’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly (net of any reimbursements or recoupment), at the annual rate of 0.70% of the Portfolio’s average daily net assets.

Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM and the Investment Manager serves as the distributor of the Trust’s shares. The Trust has adopted a Distribution and Servicing Plan (the “Plan”). The Plan permits the Trust, or the Distributor acting as agent of the Trust, to make payments to participating insurance companies, plan sponsors and other financial institutions as compensation for services rendered or expenses borne in connection with certain enumerated services, which include the provision of personal services to segregated asset account shareholders and maintenance of shareholder accounts (“servicing fees”). The Plan permits the share class currently offered by the Portfolio to pay servicing fees at an annual rate of up to 0.25% of the Portfolio’s average daily net assets. Payments are accrued daily and paid monthly.

The Trustees do not currently receive any pension or retirement benefits from the Trust. In calendar year 2018 and certain prior periods, the Trust maintained a deferred compensation plan pursuant to which each independent Trustee had the opportunity to elect not to receive all or a portion of his or her fees from the Trust on a current basis, but instead to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of the Allianz Funds Multi-Strategy Trust or Allianz Funds selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program was closed to new deferrals effective January 1, 2019, and all Trustee fees earned with respect to service in calendar 2019 and beyond have been or will be paid in cash, on a current basis. The Trust still has obligations with respect to Trustee fees deferred in 2018 and in prior periods, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the deferred compensation plan.

6. Expense Limitation

The Trust and the Investment Manager have entered into an Expense Limitation Agreement whereby the Investment Manager has agreed to irrevocably waive its Management fee and/or reimburse the Portfolio through April 30, 2020, to the extent that Total Portfolio Operating Expenses, excluding interest, tax, and extraordinary expenses and certain credits and other expenses, but plus the Portfolio’s acquired fund fees and expenses exceed 1.20% of the Portfolio’s average daily net assets. Under the Expense Limitation Agreement, the Investment Manager may recoup waived and/or reimbursed amounts for a period of up to three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation is terminable by the Trust upon 90 days prior written notice to the Investment Manager or at any time by mutual agreement of the parties. As of December 31, 2018, the Investment Manager may recoup $141,770, $149,986 and $205,729 of expenses waived/reimbursed in fiscal years ended December 31, 2016, December 31, 2017 and December 31, 2018, respectively.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2018 (continued)

7. Investments in Securities

For the year ended December 31, 2018, purchases and sales of investments, other than short-term securities were:

U.S. Government Obligations		All Other
Purchases	Sales	Purchases	Sales
$2,965,319	$2,030,946	$13,405,184	$9,348,797

8. Income Tax Information

The tax character of dividends and distributions paid was:

Year ended December 31, 2018		Year ended December 31, 2017
Ordinary Income *	Long-Term Capital Gains	Ordinary Income *	Long-Term Capital Gains
$693,209	$10,450	$801,461	$969,912

*	Ordinary income includes short-term capital gains, if any.

At December 31, 2018 the Portfolio had distributable earnings of $5,212 from ordinary income.

In accordance with U.S. Treasury regulations, the Portfolio elected to defer short-term capital losses of $10,053 and long-term capital gains of $635 arising after October 31, 2018.

For the year ended December 31, 2018, permanent “book-tax” adjustments were attributable to reclassification of gains and losses from foreign currency transactions, dividend redesignation, and treatment of bond premium amortization. These adjustments decreased dividends in excess of net investment income, and increased accumulated net realized loss by $18,847. Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At December 31, 2018, the cost basis of portfolio securities for federal income tax purposes was $26,705,362. Gross unrealized appreciation was $94,097; gross unrealized depreciation was $1,436,332; and net unrealized depreciation was $1,342,235. The difference between book and tax appreciation is attributable to wash sale loss, mark-to-market on section 1256 futures contracts and differing treatment of bond premium amortization.

9. Investments by Affiliates

At December 31, 2018, two segregated asset accounts that fund variable annuity contracts and variable life insurance policies sponsored by Allianz Life owned 100% of the Portfolio. Investment activities of these shareholders could have a material impact on the Portfolio.

10. Borrowings

The Trust has entered into a credit agreement (the “State Street Agreement”), among the Trust, AllianzGI Institutional Multi-Series Trust, Allianz Funds and Allianz Funds Multi-Strategy Trust, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and State Street Bank and Trust Company, as agent and lender, for a committed line of credit. The State Street Agreement permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund pays interest on any amounts borrowed under the facility at a rate per annum equal to 1.25% plus the higher of the then-current federal funds overnight rate or the one-month London Interbank Offered Rate, subject to upward adjustment when any past due payments are outstanding. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility. The State Street Agreement was extended by an additional 364-day period by an amendment effective October 25, 2018 with an expiration date of October 24, 2019 (the “Amendment”). The Amendment changed a 0.25% usage fee on undrawn amounts, which had previously applied, to an annualized rate of 0.20% to be allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. The Portfolio did not utilize the line of credit during the year ended December 31, 2018.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2018 (continued)

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolio is authorized to enter into a master interfund lending agreement (the “Interfund Program”) with certain funds advised by the Investment Manager (each a “Participating Fund”). The Interfund Program allows each Participating Fund, whose policies permit it to do so, to lend money directly to and borrow money directly from other Participating Funds for temporary purposes. During the year ended December 31, 2018, the Portfolio did not participate as a borrower or lender in the Interfund Program.

11. Subsequent Events

In preparing these financial statements, the Portfolio’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no subsequent events identified that require recognition or disclosure.

Report of Independent Registered Public Accounting Firm

RCM Dynamic Multi-Asset Plus VIT Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Premier Multi-Series VIT and Shareholders of RCM Dynamic Multi-Asset Plus VIT Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of RCM Dynamic Multi-Asset Plus VIT Portfolio (the sole portfolio constituting Premier Multi-Series VIT, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2019

We have served as the auditor of one or more of the investment companies in the Allianz Global Investors U.S. group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

Changes to the Board of Trustees and Officers/Tax Information (unaudited)

RCM Dynamic Multi-Asset Plus VIT Portfolio

Changes to the Board of Trustees and Officers:

Effective April 13, 2018, Lawrence G. Altadonna resigned as the Treasurer, Principal Financial and Accounting Officer of the Portfolio.

Effective April 13, 2018, Scott Whisten was appointed Treasurer, Principal Financial and Accounting Officer of the Portfolio.

Effective January 1, 2019, Alan Rappaport was appointed Chairman of the Board of Trustees of the Portfolio.

Effective January 1, 2019, Sarah E. Cogan became an Independent Trustee of the Portfolio.

Tax Information:

During the year ended December 31, 2018, the Portfolio distributed long-term capital gains in the amount of $10,450.

Under the Jobs and Growth Tax Relief reconciliation Act of 2003, the Portfolio designated 54% of ordinary dividends paid (or the maximum amount allowable) during the fiscal year ended December 31, 2018 as “qualified dividend income”.

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of the Portfolio’s dividend distribution that qualifies under tax law. The Portfolio designates 25% of ordinary dividends paid (or the maximum amount allowable) as qualifying for the dividend received deduction.

Privacy Policy (unaudited)

RCM Dynamic Multi-Asset Plus VIT Portfolio

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of the past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the U.S. may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy Policy (unaudited) (continued)

RCM Dynamic Multi-Asset Plus VIT Portfolio

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

•

Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to these secure pages is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information to access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

•

Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Clear GIFs (also known as Web Beacons) are typically transparent very small graphic images (usually 1 pixel x 1 pixel) that are placed on a website that may be included on our services provided via our website and typically work in conjunction with cookies to identify our users and user behavior. We may use cookies and automatically collected information to: (i) personalize our website and the services provided via our website, such as remembering your information so that you will not have to re-enter it during your use of, or the next time you use, our website and the services provided via our website; (ii) provide customized advertisements, content, and information; (iii) monitor and analyze the effectiveness of our website and the services provided via our website and third-party marketing activities; (iv) monitor aggregate site usage metrics such as total number of visitors and pages viewed; and (v) track your entries, submissions, and status in any promotions or other activities offered through our website and the services provided via our website. Tracking technology also helps us manage and improve the usability of our website, (i) detecting whether there has been any contact between your computer and us in the past and (ii) to identify the most popular sections of our website. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

•	Use of Social Media Plugins Our website uses the following Social Media Plugins (“Plugins”):

•	Facebook Share Button operated by Facebook Inc., 1601 S. California Ave, Palo Alto, CA 94304, USA

•	Tweet Button operated by Twitter Inc., 795 Folsom St., Suite 600, San Francisco, CA 94107, USA

•	LinkedIn Share Button operated by LinkedIn Corporation, 2029 Stierlin Court, Mountain View, CA 94043, USA

All Plugins are marked with the brand of the respective operators Facebook, Twitter and LinkedIn (“Operators”). When you visit our website that contains a social plugin, your browser establishes a direct connection to the servers of the Operator. The Operator directly transfers the plugin content to your browser which embeds the latter into our website, enabling the Operator to receive information about you having accessed the respective page of our website. Thus, AllianzGI US has no influence on the data gathered by the plugin and we inform you according to our state of knowledge: The embedded plugins provide the Operator with the information that you have accessed the corresponding page of our website. If you do not wish to have such data transferred to the Operators, you need to log out of your respective account before visiting our website. Please see the Operators’ data privacy statements in order to get further information about purpose and scope of the data collection and the processing and use:

•	Facebook: https://de-de.facebook.com/about/privacy

•	Twitter: https://twitter.com/privacy

•	Linked In: https://www.linkedin.com/legal/privacy-policy

Privacy Policy (unaudited) (continued)

RCM Dynamic Multi-Asset Plus VIT Portfolio

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy, annually if required. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

Premier Multi-Series VIT – Board of Trustees (unaudited)

The chart below identifies the Trustees and Officers of the Trust as of February 11, 2019. The “interested” Trustees defined by the 1940 Act, are indicated below. Unless otherwise indicated, the correspondence address of all persons below is: 1633 Broadway, New York, New York 10019. The Portfolio’s Statement of Additional Information contains additional information about the Trustees. The Statement of Additional Information is available without charge, upon request, by calling l-800-498-5413.

Name, Year of Birth and Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees (1)

A. Douglas Eu (2) 1961	Since April 2016	Chief Executive Officer, Managing Director and Chairman of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2016); and Member of the Global Executive Committee of Allianz Global Investors GmbH (since 2006). Formerly, Chief Executive Officer of Allianz Global Investors Asia Pacific GmbH (2006-2015).	63	Formerly, Director, Securities and Futures Commission Advisory Committee Hong Kong (2007-2013).

Erick R. Holt (2) 1952	Since December 2017	Board Member, Global Chief Risk Officer, General Counsel and Chief Compliance Officer ( 2006-April 2018) of Allianz Asset Management GmbH.	63	None.

Independent Trustees (1)

Alan Rappaport 1953 Chairman of the Board of Trustees	Since June 2012	Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Trustee, American Museum of Natural History (2005-2015); and Trustee and Member of Board of Overseers, NYU Langone Medical Center (2007-2015); and Advisory Director (formerly, Vice Chairman), Roundtable Investment Partners (2009-2018).	91	None.

Sarah E. Cogan 1956	Since January 2019	Of Counsel, Simpson Thacher & Bartlett LLP (law firm) (“STB”); Formerly, Partner, STB (1989-2018); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013).	91	None.

Deborah A. DeCotis 1952	Since June 2012	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); and Member, Council on Foreign Relations (since 2013). Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); and Principal, LaLoop LLC, a retail accessories company (1999- 2014).	91	None.

F. Ford Drummond 1962	Since December 2014	Owner/Operator, Drummond Ranch; and Board Member, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration); and Chairman, Oklahoma Water Resources Board.	63	Director, Bancfirst Corporation.

Bradford K. Gallagher 1944	Since June 2012	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); and Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011- 2013).	91	None.

James A. Jacobson 1945	Since June 2012	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014).	91	Formerly, Trustee, Alpine Mutual Funds Complex (consisting of 18 funds) (2009- 2016).

Hans W. Kertess 1939	Since June 2012	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly, Managing Director), Royal Bank of Canada Capital Markets (since 2004).	91	None.

James S. MacLeod 1947	Since December 2014	Executive Chairman of the Board, CoastalSouth Bancshares, Inc.; Chairman, CoastalStates Bank; Vice Chairman of the Board and Member of Executive Committee, University of Tampa; Trustee, MUSC Foundation and Director, Mortgage Bankers Association of America. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation; and Chief Executive Officer, Homeowners Mortgage.	63	Non-Executive Chairman and Director, Sykes Enterprises, Inc.

Premier Multi-Series VIT – Board of Trustees (unaudited)

Name, Year of Birth and Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
William B. Ogden, IV 1945	Since June 2012	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	91	None.

Davey S. Scoon 1946	Since December 2014	Adjunct Professor, University of Wisconsin-Madison (since 2011).	63	Director, Albireo Pharma, Inc. (since 2016); and Director, AMAG Pharmaceuticals, Inc. (since 2006). Formerly, Director, Biodel Inc. (2013 - 2016); Director, Orthofix International N.V. (2011 - 2015); and Chairman, Tufts Health Plan (1997 - 2014).

*	Includes 28 PIMCO Funds that the Trustee currently presides over.
(1)

“Independent Trustees” are those Trustees who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Trust.

(2)	Messers. Eu and Holt are “Interested Persons” of the Trust as, defined in Section 2(a)(19) of the 1940 Act, due to their affiliation with the Investment Manager and its affiliates.

Premier Multi-Series VIT – Officers (unaudited)

Name, Address*, Year of Birth, Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years

Thomas J. Fuccillo President and Chief Executive Officer 1968	4/2016 to present	Managing Director and Associate General Counsel, Head of US Funds and Retail Legal of Allianz Global Investors U.S. Holdings LLC; Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC; Secretary and Chief Legal Officer of The Korea Fund, Inc. and President and Chief Executive Officer of 63 funds in the Fund Complex. Formerly, Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex (2004-2016).

Scott Whisten Treasurer, Principal Financial and Accounting Officer 1971	4/2018 to present	Director of Allianz Global Investors U.S. LLC; and Treasurer, Principal Financial and Accounting Officer of 63 funds in the Fund Complex. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2007-2018).

Angela Borreggine Secretary and Chief Legal Officer 1964	4/2016 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Secretary and Chief Legal Officer of 63 funds in the Fund Complex. Formerly, Assistant Secretary of numerous funds in the Fund Complex (2015-2016).

Thomas L. Harter, CFA** Chief Compliance Officer 1975	6/2013 to present	Director, Senior Compliance Manager of Allianz Global Investors U.S. Holdings LLC; Director, Deputy Chief Compliance Officer of Allianz Global Investors U.S. LLC; Chief Compliance Officer of 63 funds in the Fund Complex and of The Korea Fund, Inc.

Richard J. Cochran Assistant Treasurer 1961	6/2012 to present	Vice President of Allianz Global Investors U.S. LLC; and Assistant Treasurer of 63 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili Assistant Treasurer 1974	6/2012 to present	Director of Allianz Global Investors U.S. LLC; Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. and Assistant Treasurer of 63 funds in the Fund Complex. Formerly, Assistant Treasurer of The Korea Fund, Inc. (2016-2018).

Debra Rubano Assistant Secretary 1975	12/2015 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 63 funds in the Fund Complex.

Craig A. Ruckman Assistant Secretary 1977	12/2017 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 63 funds in the Fund Complex. Formerly, Associate of K&L Gates LLP (2012-2016).

Each of the Trust’s executive officers is an “Interested Person” of the Trust (as defined in Section 2(a) (19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

*	The officers of the Trust are elected annually by the Board of Trustees.
**	The correspondence address for Thomas L. Harter is 600 West Broadway, San Diego, CA 92101.

Premier Multi-Series VIT

Trustees

Alan Rappaport

Chairman of the Board of Trustees

Sarah E. Cogan

Deborah A. DeCotis

F. Ford Drummond

A. Douglas Eu

Bradford K. Gallagher

Erick R. Holt

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Davey S. Scoon

Officers

Thomas J. Fuccillo

President and Chief Executive Officer

Scott Whisten

Treasurer, Principal Financial and Accounting Officer

Angela Borreggine

Chief Legal Officer and Secretary

Thomas L. Harter

Chief Compliance Officer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Debra Rubano

Assistant Secretary

Craig A. Ruckman

Assistant Secretary

Investment Manager

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Distributor

Allianz Global Investors Distributors LLC 1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

State Street Bank & Trust Company,

which has delegated its obligations as transfer agent to:

DST Asset Manager Solutions, Inc.

430 West, 7th Street, Suite 219968

Kansas City, MO 64105-1407

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Portfolio for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolio or any securities mentioned in this report.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 498-5413. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm, Eastern Time, or visit our website, us.allianzgi.com

ITEM 2.	CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s President and Chief Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-926-4456. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Messrs. James A. Jacobson and Davey S. Scoon, both of whom serve on the Trust’s Audit Oversight Committee, qualify as an “audit committee financial expert,” and that they are “independent,” for purposes of this Item

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $40,809 in 2017 and $27,778 in 2018.

b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2017 and $0 in 2018.

c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $29,708 in 2017 and $29,708 in 2018. These services consisted of review or preparation of U.S. federal, state, local tax returns.

d)	All Other Fees. There were no other Fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Oversight Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Premier Multi-Series VIT (The “Trust”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Trust’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Trust’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services to the Trust as well as to the Trust’s investment adviser(1) or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust (“Applicable Service Providers”), if the engagement relates directly to operations and financial reporting of the Trust. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided, the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

The Committee need not evaluate all four factors each time it pre-approves a service; it may rely on previous evaluations to the extent it considers appropriate.

POLICY FOR PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE TRUST

On an annual basis, the Committee of the Trust will review and if the Committee so determines, pre-approve the scope of the audits of the Trust and proposed audit fees, and permitted non-audit (including audit-related) services that are proposed to be performed by the Trust’s independent accountants for the Trust and its Applicable Service Providers (to the extent the services to be provided to the Applicable Service Providers relate directly to the operations and financial reporting of the Trust). The Committee may also pre-approve services at any other in-person or telephonic Committee meeting. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year by the independent accountants for the Trust and its Applicable Service Providers pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the fund with also require the separate pre-approval of the President, Treasurer or Assistant Treasurer of the Trust, who may only grant such approval if he or she believes that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Trust financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

Individual audit services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

(1) For purposes of this requirement, the term “adviser” does not include sub-advisers that are not affiliated with a Trust’s investment adviser, are overseen by that investment adviser, and whose role is primarily portfolio management.

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Trust merger support services

Agreed upon procedure reports

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Federal, state and local income tax compliance; and, sales and use tax compliance, including required filings and amendments

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Trust merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $500,000. Any pre-approval by a Committee Member shall be reported to the full Committee at its next regularly scheduled meeting.

OTHER SERVICES

Services that are proposed to be provided to the Trust which are not audit, audit-related or tax services may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $500,000. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

PROHIBITED SERVICES

The Trust’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Trust

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

Rule 2-01(c)(7) of Regulation S-X provides that an accountant is not independent of the Trust unless the Trust’s Committee approves any permitted non-audit services to be provided to the Trust’s Applicable Service Providers, provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust.

Services to be provided to Applicable Service Providers that are required to be pre-approved, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at a regular or special meeting or by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. If a service is approved by a Committee member, the full Committee is notified of such pre-approval at its next regularly scheduled meeting.

Although the Committee will not be required to pre-approve all services provided to Applicable Service Providers and their affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to Applicable Service Providers and their affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to the Trust or Accounting Affiliates, the pre-approval requirement is waived if:

(1) The aggregate fees and costs of all non-audit services that, but for the limited exception provided by this section, would require pre-approval by the Committee constitutes no more than five percent of the total fees and costs paid by the Trust and Applicable Service Providers to the independent accountant during the fiscal year during which such non-audit services are provided;

(2) At the time of the engagement for such services, the Trust did not recognize that the services were “non-audit services” that required preapproval; and

(3) Each such service is brought promptly to the attention of the Committee and approved prior to the completion of the audit by the Committee, Committee Chair or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable.

g)

Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2017 Reporting Period was $3,780,414 and for the 2018 Reporting Period was $1,970,087.

h)

Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	INVESTMENTS

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)

The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the most recent fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 13.	EXHIBITS

(a)(1)	Exhibit 99.CODE ETH – Code of Ethics

(a)(2)	Exhibit 99_ CERT. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3)	Not applicable.

(b)	Exhibit 99.906 CERT. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant : Premier Multi-Series VIT

By	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo President & Chief Executive Officer

Date: February 27, 2019

By	/s/ Scott Whisten
Scott Whisten Treasurer, Principal Financial & Accounting Officer

Date: February 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo President & Chief Executive Officer

Date: February 27, 2019

By	/s/ Scott Whisten
Scott Whisten Treasurer, Principal Financial & Accounting Officer

Date: February 27, 2019